EXH10-22

                                    AGREEMENT


         Sico Jena GmbH Quarzschmelze ("Sico"), Goezechwitzer Strasse 20, 07745 Jena, Germany, FiberCore, Inc. ("CFI"), 174 Charlton Road, P.O. Box 206, Sturbridge, Massachusetts 01566, USA, and FiberCore Jena GmbH ("FCJ") hereby agree as follows:

         1. The prior agreements (including but not limited to agreements entered into on or as of August 19, 1995 and December l4, l395) between (i) Sico (and/or Walter Nadrag) and CFI, (ii) Sico (and/or Walter Nadrag) and FCJ and
(iii) Sico (or Walter Nadrag) , FCJ, and CFI with respect to the purchase by FCJ or CFI of certain equipment previously owned by Sico, are hereby superseded to provide that the sale of such equipment shall be exclusively in consideration for the issuance by FCI to Sico or its designee of 605,000 shares ("Shares") (before adjustments for any stock splits) of common stock of CFI. The sale of the equipment conveyed to CFI all right, title and interest therein subject only to the restrictions included in Sico's original purchase thereof, none of which restrictions shall materially interfere with FCI's or FCJ's intended use of the equipment or the fair value thereof. Sico hereby confirms the prior receipt of a certificate(s) representing the Shares which were issued in the name of its designee and majority stockholder, Walter Nadrag.

         2. CFI undertakes to register the resale of the Shares by Sico or its designee pursuant to the Securities Act of 1933, as amended, at the earliest date practicable.

         3. The demands set forth in letters dated January 23 and 24, 1996 from Sico to FCJ are hereby withdrawn and no past or future installment payments are due, with respect to the equipment.

         4.  Counsel  to  Sico  and  CFI  will   promptly   prepare  such  other
documentation   as  shall   reasonably  be  required  to  effect  the  foregoing
agreements.

         Sico, FCI and FCJ have executed this Agreement by their duly authorized officers on January 25, 1996 .

                                           SICO JENA GMBH QUARZSCHMELZE

                                           By:_________________________________
                                               Walter Nadrag

                                           FIBERCORE, INC.

                                           By:_________________________________
                                               Mohd A. Aslami

                                           FIBERCORE JENA GMBH

                                           By:_________________________________
                                               Mohd A. Aslami

                                    AGREEMENT

         Sico Jena GmbH Quarzschmelze ("Sico"), Goezechwitzer Strasse 20, 07745 Jena, Germany, FiberCore, Inc. ("CFI"), 174 Charlton Road, P.O. Box 206, Sturbridge, Massachusetts 01566, USA, and FiberCore Jena GmbH ("FCJ") hereby agree as follows:

         1. The prior agreements (including but not limited to agreements entered into on or as of August 19, 1995 and December l4, l395) between (i) Sico (and/or Walter Nadrag) and CFI, (ii) Sico (and/or Walter Nadrag) and FCJ and
(iii) Sico (or Walter Nadrag) , FCJ, and CFI with respect to the purchase by FCJ or CFI of certain equipment previously owned by Sico, are hereby superseded to provide that the sale of such equipment shall be exclusively in consideration for the issuance by FCI to Sico or its designee of 605,000 shares ("Shares") (before adjustments for any stock splits) of common stock of CFI. The sale of the equipment conveyed to CFI all right, title and interest therein subject only to the restrictions included in Sico's original purchase thereof, none of which restrictions shall materially interfere with FCI's or FCJ's intended use of the equipment or the fair value thereof. Sico hereby confirms the prior receipt o(pound) a certificate(s) representing the Shares which were issued in the name of its designee and majority stockholder, Walter Nadrag.

         2. CFI undertakes to register the resale of the Shares by Sico or its designee pursuant to the Securities Act of 1933, as amended, at the earliest date practicable.

         3. The demands set forth in letters dated January 23 and 24, 1996 from Sico to FCJ are hereby withdrawn and no past or future installment payments are due, with respect to the equipment.

         4.  Counsel  to  Sico  and  CFI  will   promptly   prepare  such  other
documentation   as  shall   reasonably  be  required  to  effect  the  foregoing
agreements.

         Sico, FCI and FCJ have executed this Agreement by their duly authorized officers on January 25, 1996 .

                                           SICO JENA GMBH QUARZSCHMELZE

                                           By:_________________________________
                                               Walter Nadrag

                                           FIBERCORE, INC.

                                           By:_________________________________
                                               Mohd A. Aslami

                                           FIBERCORE JENA GMBH

                                           By:_________________________________
                                               Mohd A. Aslami